UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2021

SYSOREX, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55924	68-0319458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13880 Dulles Corner Lane Suite 175 Herndon, Virginia	20171
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-929-3871

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Exchange Agreement

On May 25, 2021, Sysorex, Inc. (the “Company”) entered into exchange agreements, dated May 25, 2021 (each, an “Exchange Agreement”), with three of the Company’s shareholders – First Choice International Company, Inc., a Delaware corporation, Bespoke Growth Partners, Inc., a Delaware corporation, and One Percent Investments, Inc., a Delaware corporation (collectively, the “Shareholders”).

Under the terms of the Exchange Agreements, the Shareholders agreed to convey, transfer, and assign their shares of common stock of the Company, $0.00001 par value per share (the “Common Stock”), in exchange for prefunded warrants (the “Prefunded Warrants”) based on a one-for-one exchange ratio. The Exchange Agreements contain additional terms typical of exchange agreements including representations and warranties of the parties. The terms and conditions of the Exchange Agreement for each Shareholder are essentially the same, except for the number of shares of Common Stock exchanged and the corresponding number of Prefunded Warrants received, as more particularly illustrated below:

Shareholder	Number of Shares of Common Stock Exchanged	Number of Prefunded Warrants
First Choice International Company, Inc.	6,225,214	6,225,214
Bespoke Growth Partners, Inc.	5,589,820	5,589,820
One Percent Investments, Inc.	2,075,998	2,075,998
Aggregate	12,361,622	12,361,622

The issuances of Prefunded Warrants under the Exchange Agreements were made in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), as no commission or other remuneration was or will be paid or given directly or indirectly for such transactions.

The above description of the Exchange Agreements does not purport to be complete and is qualified in its entirety by the form of Exchange Agreement, which is incorporated herein and attached hereto as Exhibit 10.1.

Prefunded Warrant

In connection with the Exchange Agreement, as of the date of the Exchange Agreement, the Company issued prefunded warrants (each, a “Prefunded Warrant”) to purchase shares of Common Stock to the Shareholders. The exercise price of each Prefunded Warrant is equal to $0.00001 per share, and the Prefunded Warrants are exercisable on or after August 8, 2021. The Company will receive an aggregate of $123.61 in proceeds upon full and complete exercise of the Prefunded Warrants for cash. The exercise of the Prefunded Warrants is subject to the beneficial ownership limitation of 9.99% of the Attribution Parties (as defined in the Prefunded Warrants) as a group. The Prefunded Warrants are subject to customary adjustments in the event of stock splits and dividends, fundamental transactions, etc.

The above description of the Prefunded Warrants does not purport to be complete and is qualified in its entirety by the form of Prefunded Warrant, which is incorporated herein and attached hereto as Exhibit 4.1.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in Items 1.01 of this Current Report on Form 8-K with respect to the issuance of the Prefunded Warrants in exchange for the shares of Common Stock is incorporated by reference into this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report.

Exhibit No.	Description
4.1.	Form of Prefunded Warrant
10.1	Form of Exchange Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2021	SYSOREX, INC.

	By:	/s/ Wayne Wasserberg
	Name:	Wayne Wasserberg
	Title:	Chief Executive Officer

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